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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                    05/17/01
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

WASHINGTON                          1-6563                      91-00742146
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

     SAFECO Plaza, Seattle, Washington                          98185
   (Address of principal executive officers)                  (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

SAFECO To Focus on Strength in Commercial Lines -
The Small-To-Medium Business Market


SEATTLE - (May 17, 2001) - SAFECO (NASDAQ:SAFC) today announced plans to consolidate its commercial operations and focus on insurance for small-to-medium sized businesses. The new SAFECO Business Insurance enterprise will be headquartered in Seattle, with five underwriting operations located in Atlanta, Dallas, Indianapolis, Seattle and Fountain Valley, Calif.

"We are going to do more of what we do best," said Mike McGavick, SAFECO president and CEO. "SAFECO is a leader in the small-to-medium commercial insurance segment, and we are intensifying our efforts to grow this profitable market segment."

"The small-to-medium business market has tremendous growth and profit potential," he stated. "SAFECO is positioning itself to capture an even greater share of this market." The company has a number of ambitious initiatives to help agents and brokers build this market, including streamlined underwriting, Contact Centers for servicing, and real-time agent Internet processing for producing new business.

Another key initiative is to create a centralized facility to underwrite larger commercial accounts. "While this special facility will improve access to the large commercial market for our most valuable agents and brokers - those who sell SAFECO's core personal and small-to-medium commercial insurance products," said McGavick, "we expect our total large commercial volume to decrease as we concentrate on the small-to-medium marketplace."

"We are targeting efficiency and expenses as well with this consolidation," noted Dale Lauer, chief operating officer of the new SAFECO Business Insurance enterprise. SAFECO's refocusing of its commercial operations will result in a reduction of approximately 450 jobs as well as some job transfers.

"We recognize our strategic repositioning will disrupt or displace some of our employees," said Lauer. "Although difficult, it is necessary to SAFECO's performance improvement and growth in the small-to-medium commercial insurance market."

As part of its overall strategy to focus on core business lines, the company also is reviewing its SAFECO Select Markets operation, including its specialty commercial lines of medical malpractice, professional liability, specialty programs and surplus lines business.

SAFECO, in business since 1923, provides insurance and related financial products to individuals and businesses, selling its products through more than 17,000 independent agents and financial advisors.





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Forward-looking information is subject to risk and uncertainty
---------------------------------------------------------------

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of SAFECO's business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

o        SAFECO's ability to sell SAFECO Credit Company, Inc.;
o SAFECO's ability to obtain rate increases and non-renew underpriced insurance accounts;
o        Achievement of SAFECO's premium targets and profitability;
o        Decrease in large-commercial premium volume;
o Achievement of SAFECO's expense reduction goals, including savings from consolidation of commercial operations;
o        Realization of growth and business retention estimates;
o        Changes in the nature of the property and casualty book of business;
o        Driving patterns;
o        Changes in competition and pricing environments;
o Weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;
o        The occurrence of significant natural disasters, including earthquakes;
o        The development of major Year 2000 related claims or liabilities;
o        The adequacy of loss reserves;
o        The availability and pricing of reinsurance;
o        Court decisions and trends in litigation;
o        Legislative and regulatory developments;
o        Rating agency actions;
o        Availability of bank credit facilities;
o        Fluctuations in interest rates;
o        Performance of financial markets; and
o        General economic and market conditions.

In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, SAFECO's achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect the Corporation's efforts to restore earnings in the property and casualty lines.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION
Dated: May 17, 2001                               By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer